Eaton Vance Tax-Managed
                              Emerging Markets Fund
                              Institutional Shares
                         Supplement to Prospectus dated
                                November 1, 2004


The  following   replaces  the  first  paragraph  under   "Purchasing   Shares":
Institutional shares are offered to clients of financial intermediaries who charge an advisory, management, consulting or similar fee for their services; accounts affiliated with those financial intermediaries; investment and institutional clients of Eaton Vance and its affiliates; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Institutional shares also are offered to pension plans, endowments and corporations. Your initial investment must be at least $50,000. Subsequent investments of any amount may be made at any time. The investment minimum is waived for persons affiliated with Eaton Vance and its service providers.


January 19, 2005                                                          TMEMPS